Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events
Subsequent Events

Note 29 – Subsequent Events

(a)	Acquisition of Royalty Portfolio from Victoria Gold

Subsequent to year-end, on February 24, 2026, the Company agreed to acquire a portfolio of six royalties held by Victoria Gold, as referenced in Note 4 (a).

(b)	Financing Package with Minerals 260 on the Bullabulling Gold Project

Subsequent to year-end, on February 22, 2026, the Company agreed to acquire a gross royalty on Minerals 260’s Bullabulling gold project and subscribe to Minerals 260’s ordinary shares, as referenced in Note 4 (b).

(c)	Partial buyback of Cascabel Stream and NSR

Subsequent to year-end, in February 2026, the Company received notices from SolGold and JCC indicating their intention to exercise buyback options with respect to the Cascabel Stream and Cascabel NSR, as referenced in Note 4 (c).

(d)	Acquisition of Royalty with i-80 Gold

Subsequent to year-end, on February 12, 2026, the Company agreed to acquire a NSR from i-80 Gold, as referenced by Note 4 (d).

(e)	Acquisition of Stream on the Casa Berardi Gold Mine with Orezone

Subsequent to year-end, on January 26, 2026, the Company agreed to acquire a gold stream on Orezone’s Casa Berardi Gold Mine, as referenced on Note 4 (e).

(f)	Settlement of Canada Transfer Pricing Tax Dispute

Subsequent to year-end, the Company received refunds of its cash deposits totaling $30.0 million (C$41.2 million) and all standby letters of credit issued against the Company’s Corporate Revolver were returned and cancelled, as referenced in Note 28 (b).

(g)	Extension of Corporate Revolver

Subsequent to year-end, on March 10, 2026, the Company extended the maturity date of the Corporate Revolver to March 10, 2031, increased the amount available under the accordion to $500.0 million, and reduced the applicable margin based on the SOFR to between 1.00% and 2.05%, depending on the Company’s leverage ratio, as referenced in Note 13.